UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:   June 22, 2023

(Date of earliest event reported)

The Kroger Co.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 par value per share	KR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 22, 2023, the Company held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on April 24, 2023, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 717,648,391 common shares of the Company issued and outstanding. At the Annual Meeting, the shareholders elected eleven directors to serve until the annual meeting in 2024, or until their successors have been elected and qualified; approved the Company’s executive compensation on an advisory basis; selected one year as the frequency of approval of executive compensation on an advisory basis; ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2023; rejected a shareholder proposal regarding a report on the public health costs from sale of tobacco products; rejected a shareholder proposal regarding listing of charitable contributions of $10,000 or more; rejected a shareholder proposal regarding a report on the recyclability of packaging; approved a shareholder proposal regarding a report on racial and gender pay gaps; and rejected a shareholder proposal regarding a report on EEO policy risks.

The final results are as follows:

Director Election Proposal	For	Against	Broker Non-Votes
Nora A. Aufreiter	550,994,680	7,063,845	62,743,072
Kevin M. Brown	551,745,614	6,282,346	62,743,072
Elaine L. Chao	549,974,681	7,884,932	62,743,072
Anne Gates	538,200,136	19,936,704	62,743,072
Karen M. Hoguet	551,774,892	6,255,720	62,743,072
W. Rodney McMullen	514,099,199	39,598,221	62,743,072
Clyde R. Moore	520,920,720	37,112,409	62,743,072
Ronald L. Sargent	520,272,177	37,846,932	62,743,072
J. Amanda Sourry Knox	550,062,046	8,004,869	62,743,072
Mark S. Sutton	549,854,432	8,254,131	62,743,072
Ashok Vemuri	551,601,263	6,348,221	62,743,072

Other Proposals	For	Against	Abstain	Broker Non-Votes
Advisory vote approving executive compensation	508,396,319	48,062,521	2,821,010	62,743,072
	One Year	Two Years	Three Years	Abstain
Advisory vote on Frequency of Future Votes on Executive Compensation	534,196,530	2,904,080	19,274,873	2,904,367
	For	Against	Abstain	Broker Non-Votes
Ratification of PricewaterhouseCoopers LLP as independent auditor for fiscal year 2023	567,205,899	53,449,710	1,367,313
Shareholder proposal regarding the Report on Public Health Costs from the Sale of Tobacco Products	70,505,903	484,313,990	4,459,957	62,743,072

Shareholder proposal regarding Listing of Charitable Contributions of $10,000 or More	36,872,645	516,894,975	5,512,230	62,743,072
Shareholder proposal regarding a Report on Recyclability of Packaging	176,509,674	379,352,202	3,417,974	62,743,072
Shareholder proposal regarding a Report on Racial and Gender Pay Gaps	288,358,833	267,381,681	3,539,336	62,743,072
Shareholder proposal regarding EEO Policy Risks	10,458,817	544,893,409	3,927,624	62,743,072

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

June 23, 2023	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Group Vice President, Secretary and General Counsel